                                                                    EXHIBIT 10.4


                          PLEDGE AND SECURITY AGREEMENT


         PLEDGE AND SECURITY AGREEMENT, dated as of May 14, 2001 (as amended, modified or supplemented from time to time, this "AGREEMENT") between New Valley Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "NV HOLDINGS") and United States Trust Company of New York, a New York banking corporation, as collateral agent (together with its successors and assigns, the "COLLATERAL AGENT") on behalf of the holders (the "HOLDERS") of the 10% Senior Secured Notes due March 31, 2006 (the "NOTES") issued pursuant to that certain Note Purchase Agreement, dated as of May 14, 2001 (as amended, supplemented or modified from time to time, the "NOTE PURCHASE AGREEMENT") between BGLS Inc., (the "COMPANY") and the Holders.

                  Section 1. DEFINITIONS. Terms defined in the Note Purchase Agreement are used herein as defined therein. In addition, as used herein:

         "ACCOUNT CONTROL AGREEMENT" means the Account Control Agreement, dated as of the date hereof, substantially in the form of Exhibit B-2 to the Note Purchase Agreement among the Company, the Collateral Agent and Bank of America, N.A., as amended, modified and supplemented from time to time.

         "ACCOUNTS" has the meaning ascribed thereto in Section 3(d) hereof.

         "BROOKE HOLDING" means Brooke Group Holding, Inc. a Delaware corporation, and any successor thereto.

         "COLLATERAL" has the meaning ascribed thereto in Section 3 hereof.

         "COMMERCIAL TORT CLAIM" means (i) prior to July 1, 2001, a claim of NV Holdings arising in tort and (ii) on or after July 1, 2001, has the meaning ascribed thereto in the Uniform Commercial Code.

         "COPYRIGHT COLLATERAL" means all Copyrights, whether now owned or hereafter acquired by NV Holdings.

         "COPYRIGHTS" means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals, extensions, income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

         "DEPOSIT ACCOUNT" means any deposit account (as defined in the Uniform Commercial Code).

         "DOCUMENTS" has the meaning ascribed thereto in Section 3(k) hereof.


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         "ENVIRONMENTAL LAWS" means any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

         "EQUIPMENT" has the meaning ascribed thereto in Section 3(i) hereof.

         "EQUITY INTERESTS" means, with respect to any Person, any capital stock of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights (other than debt securities convertible into corporate stock), warrants and options to purchase any of the foregoing, including (without limitation) each class of common stock and preferred stock of such Person if such Person is a corporation and each general and limited partnership interest of such Person if such Person is a partnership.

         "FARM PRODUCTS" has the meaning ascribed thereto in the Uniform Commercial Code.

         "INITIAL PLEDGED NEW VALLEY SHARES" means all Equity Interests of New Valley represented by the certificates identified in Annex 1 hereto.

         "INSTRUMENTS" has the meaning ascribed thereto in Section 3(e) hereof.

         "INTELLECTUAL PROPERTY" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral.

         "INVENTORY" has the meaning ascribed thereto in Section 3(g) hereof.

         "ISSUERS" means, collectively, the respective corporations identified in Annex 1 hereto under the caption "Issuer".

         "MOTOR VEHICLES" means motor vehicles, tractors, trailers and other like property whether or not the title thereto is governed by a certificate of title or ownership.

         "NEW VALLEY" means New Valley Corporation, a Delaware corporation, and any successor thereto.

         "NEW VALLEY COMMON STOCK" means common shares of New Valley, par value $.01 per share.

         "NEW VALLEY CONVERTIBLE SECURITIES" means any securities or rights that are convertible into or exchangeable for Equity Interests of New Valley.



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         "NOTES" has the meaning ascribed thereto in the first paragraph hereof.

         "NV HOLDINGS" means New Valley Holdings, Inc., a Delaware corporation, and any successor thereto.

         "PATENT COLLATERAL" means all Patents, whether now owned or hereafter acquired by NV Holdings.

         "PATENTS" means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

         "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "PLEDGED STOCK" has the meaning ascribed thereto in Section 3(a) hereof.

         "RESEARCH" means Vector Research Ltd., a Delaware corporation, and any successor thereto.

         "SECURED OBLIGATIONS" means, collectively, all obligations and liabilities of any kind or nature, present or future, absolute or contingent, of
(i) the Company arising under the Note Documents, (ii) NV Holdings arising under this Agreement or any other undertaking or agreement delivered by NV Holdings in connection with any other Note Document, (iii) VTUSA arising under any undertaking or agreement delivered by VTUSA in connection with any Note Document, (iv) Brooke Overseas arising under any undertaking or agreement delivered by Brooke Overseas in connection with any Note Document, (v) New Valley arising under any undertaking or agreement delivered by New Valley in connection with any Note Document, (vi) Brooke Holding arising under the Brooke Holding Pledge Agreement or any other undertaking or agreement delivered by Brooke Holding, (vii) Research arising under any undertaking, or agreement delivered by Research in connection with any Note Document, (viii) Vector arising under the Vector Pledge Agreement or any other undertaking or agreement delivered by Vector in connection with any other Note Document or (ix) Liggett arising under any undertaking or agreement delivered by Liggett in connection with any Note Document.

         "STOCK COLLATERAL" means, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

         "TRADEMARK COLLATERAL" means all Trademarks, whether now owned or hereafter acquired by NV Holdings. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered



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invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

         "TRADEMARKS" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

         "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         "VECTOR" means Vector Group Ltd., a Delaware corporation, and any successor thereto.

         "VTUSA" means Vector Tobacco (USA) Ltd., a Delaware corporation, and any successor thereto.

                  Section 2. REPRESENTATIONS AND WARRANTIES. NV Holdings represents and warrants and covenants to the Collateral Agent for the benefit of the Holders and the Collateral Agent that:

                  (a) NV Holdings is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) NV Holdings has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement;

                  (c) this Agreement constitutes a legal, valid and binding obligation of NV Holdings, enforceable in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (d) the execution, delivery and performance by NV Holdings of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of NV Holdings under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which NV



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         Holdings is bound or by which NV Holdings or any of its properties is bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental or Regulatory Authority applicable to NV Holdings or (iii) violate any provision of any statute or other rule or regulation of any Governmental or Regulatory Authority applicable to NV Holdings;

                  (e) no consent, approval or authorization of, or registration, filing (other than the filing of any financing statements contemplated in any Note Document) or declaration with, any Governmental or Regulatory Authority is required in connection with the execution, delivery or performance by NV Holdings of this Agreement;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental or Regulatory Authority is pending or, to the knowledge of NV Holdings, threatened by or against NV Holdings against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

                  (g) except for the Security Interest, NV Holdings is the sole legal and equitable owner of the Collateral, holds the same free and clear of all Liens, charges, encumbrances and security interests of any kind and nature and will make no other assignment, pledge, mortgage, hypothecation, transfer or other disposition of the Collateral, other than the sale or application of the Collateral in compliance with the provisions of Sections 8.24 and 13.8 of the Note Purchase Agreement;

                  (h) NV Holdings has good, right and legal title to the Collateral and will defend its title thereto against the claims of all Persons whomsoever and will maintain and preserve the Security Interest as long as this Agreement shall remain in full force and effect;

                  (i) no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except as have been filed by the Collateral Agent pursuant to this Agreement or as are permitted by the Note Purchase Agreement;

                  (j) except for the filing of UCC-1 financing statements, no consent or approval of, or other action by, and no notice to or filing with, any Governmental or Regulatory Authority or securities exchange, was or is necessary as a condition (i) to the validity of the pledge provided for herein or for the execution, delivery or performance of this Agreement by NV Holdings or (ii) other than filings with (A) the United States Patent and Trademark Office in connection with the assignment of the Patents, Trademarks and Copyrights or (B) the



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         Securities Act, and regulations thereunder and any applicable blue sky laws, for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

                  (k) as of the date hereof: (i) there are 22,813,063 shares of New Valley Common Stock issued and outstanding and such shares are the only issued and outstanding Equity Interests of New Valley and (ii) there are no issued and outstanding New Valley Convertible Securities, and New Valley is not subject to any obligation, contingent or otherwise, to issue in the future any additional Equity Interests or any such New Valley Convertible Securities except:

                           (1) warrants exercisable for 17,867,566 shares of New
                  Valley Common Stock; and

                           (2) options to purchase 1,271,088 shares of New
                  Valley Common Stock and options to purchase warrants exercisable for 584,000 shares of New Valley Common Stock.

                  (l) the Initial Pledged New Valley Shares are duly authorized, validly issued, fully paid and nonassessable;

                  (m) except for the Note Documents, NV Holdings is not now and will not become a party to any voting trust or other agreement or undertaking with respect to the exercise of the voting or consent rights associated with any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of Section 13.8 of the Note Purchase Agreement), and there are no other restrictions on the exercise of such rights;

                  (n) except for the Note Documents, NV Holdings is not now and will not become a party to any agreement or undertaking pursuant to which any Issuer or any other Person could have the right to purchase any of the Stock Collateral (other than an agreement or undertaking in respect of a sale of the Stock Collateral, which sale is or will be in compliance with the provisions of
Section 13.8 of the Note Purchase Agreement), and at the time of delivery of any Stock Collateral to the Collateral Agent there will not be (and NV Holdings will not thereafter permit to exist) any other restrictions on the transfer of the Stock Collateral;

                  (o) except for the Note Documents, NV Holdings has the right to vote, pledge and grant a security interest in, or otherwise transfer, the Collateral free of any liens (except as set forth in (g) above);

                  (p) the security interests granted pursuant to this Agreement
(i) upon completion of the filings and other actions specified on Annex 2



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(which, in the case of all filings and other documents referred to on said
Annex, have been delivered to the Collateral Agent in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent enforceable in accordance with the terms hereof against all creditors of NV Holdings and all Persons purporting to purchase any Collateral from NV Holdings and (ii) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Note Purchase Agreement which have priority over the Liens on the Collateral held by the Collateral Agent by operation of law;

                  (q) the grant and perfection of the Security Interest in the Stock Collateral for the benefit of the Collateral Agent and the Holders, in accordance with the terms hereof, will not violate the registration requirements of the Securities Act, any provisions of any other applicable federal, state or foreign securities laws, or any applicable general corporation law or other applicable law;

                  (r) each Issuer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full power and authority to own or lease its properties and assets and to carry on its business;

                  (s) the stock powers delivered to the Collateral Agent with respect to the Pledged Stock have been, and at the time of the delivery of any other stock powers to the Collateral Agent in connection with the pledge of any additional Stock Collateral such stock powers will be, duly executed;

                  (t) the pledge of the Initial Pledged Shares pursuant to this Agreement, together with the transfer of such Initial Pledged Shares to the Collateral Agent, creates a valid and perfected first priority security interest in the Stock Collateral, in favor of the Collateral Agent for the benefit of the Collateral Agent and the Holders, securing the due and punctual payment and performance in full of the Secured Obligations in accordance with the respective terms thereof;

                  (u) NV Holdings is incorporated in the State of Delaware and the location of its chief executive office or sole place of business on the date hereof is specified on Annex 3;

                  (v) none of the Collateral consists of, or is the proceeds (as defined in the Uniform Commercial Code) of, Farm Products;

                  (w) on the date hereof, the Inventory and the Equipment (other than Motor Vehicles) are kept at the locations listed on Annex 3;


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                  (x)

                  (i) Annex 4 lists all Intellectual Property owned by NV Holdings in its own name on the date hereof;

                  (ii) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person;

                  (iii) Except as set forth in Annex 4, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which NV Holdings is the licensor or franchisor;

                  (iv) No holding, decision or judgment has been rendered by any Governmental or Regulatory Authority which would limit, cancel or question the validity of, or NV Holdings' rights in, any Intellectual Property in any respect; and

                  (v) No action or proceeding is pending or, to the knowledge of NV Holdings threatened, or the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or NV Holdings' ownership interest therein;

                  (y) subject to Section 4.01(b), all Instruments owned by NV Holdings are listed on Annex 5 and have been delivered to the Collateral Agent;

                  (z) each Instrument which is a promissory note issued to and held by NV Holdings (including any promissory note evidencing loans made by NV Holdings to any of its Affiliates or Associates, any Vector Expanded Affiliate or any Group Executive) constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (aa) any instruments of assignment and transfer delivered pursuant to Section 4.01(b) have been, or will be, duly executed;

                  (bb) all Deposit Accounts of NV Holdings are listed on Annex
6;

                  (cc) NV Holdings has no Commercial Tort Claims; and


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                  (dd) NV Holdings shall not sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or otherwise encumber, any of its Equity Interests in New Valley which are pledged pursuant to the this Agreement, unless any such sale, assignment, transfer or disposition is in compliance with the provisions of Section 10.1 and Section 13.8 of the Note Purchase Agreement.

                  Section 3. COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, NV Holdings hereby pledges and grants to the Collateral Agent for the benefit of the Holders and the Collateral Agent a security interest in all of NV Holdings' right, title and interest in the following property, whether now owned by NV Holdings or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

                  (a) the shares of capital stock and other Equity Interests of the Issuers represented by the certificates identified in Annex 1 hereto and all Equity Interests of any other Person, now or hereafter owned by NV Holdings, in each case together with the certificates evidencing the same (collectively, the "PLEDGED STOCK");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of NV Holdings under any provision prohibiting such action hereunder or under the Note Purchase Agreement, in the event of any consolidation or merger in which an Issuer or other Subsidiary of NV Holdings is not the surviving corporation, all shares of each class of the capital stock and all other Equity Interests of the successor corporation (unless such successor corporation is NV Holdings itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "STOCK COLLATERAL");

                  (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of NV Holdings constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to NV Holdings in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services



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         rendered, all moneys due and to become due to NV Holdings under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by NV Holdings and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "ACCOUNTS");

                  (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of NV Holdings evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "INSTRUMENTS");

                  (f) all Deposit Accounts of NV Holdings;

                  (g) all inventory (as defined in the Uniform Commercial Code) of NV Holdings, all goods obtained by NV Holdings in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "INVENTORY");

                  (h) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

                  (i) all equipment (as defined in the Uniform Commercial Code) of NV Holdings, including all Motor Vehicles (herein collectively called "EQUIPMENT");

                  (j) each contract and other agreement of NV Holdings relating to the sale or other disposition of Inventory or Equipment;

                  (k) all documents of title (as defined in the Uniform Commercial Code) or other receipts of NV Holdings covering, evidencing or representing Inventory or Equipment (herein collectively called "DOCUMENTS");

                  (l) all rights, claims and benefits of NV Holdings against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by NV Holdings, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                  (m) all Commercial Tort Claims of NV Holdings;

                  (n) all securities accounts (as defined in Article 8 of the Uniform Commercial Code) and the financial assets (as defined in
         Article 8 of the Uniform Commercial Code) credited from time to time thereto; and



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                  (o) all other tangible and intangible personal property and fixtures of NV Holdings, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of NV Holdings described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by NV Holdings in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of NV Holdings or any computer bureau or service company from time to time acting for NV Holdings.

                  Section 4. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, NV Holdings hereby agrees with the Collateral Agent as follows:

                  4.01. DELIVERY AND OTHER PERFECTION. NV Holdings shall:

                  (a) if any of the shares, securities, moneys or property required to be pledged by NV Holdings under clauses (a), (b) and (c) of
         Section 3 hereof are received by NV Holdings, hold such Property in trust and forthwith either (x) transfer and deliver to the Collateral Agent such shares or securities so received by NV Holdings (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent), all of which thereafter shall be held by the Collateral Agent (except in the case of cash dividends which shall be transferred to the Company and held in a Company Account in accordance with the Note Purchase Agreement), pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as may be necessary or appropriate or as the Collateral Agent may reasonably request to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) deliver and pledge to the Collateral Agent any and all Instruments pledged hereunder, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as may be required to perfect the pledge thereof hereunder or as the Collateral Agent may reasonably request; PROVIDED, that so long as no Default shall have occurred and be continuing, NV Holdings may retain for collection in the ordinary course any Instruments received by NV Holdings in the ordinary course of business and the Collateral Agent



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         shall, promptly upon request of NV Holdings, make appropriate arrangements for making any Instrument pledged by NV Holdings hereunder available to NV Holdings for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document);

                  (c) give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable or that the Collateral Agent may reasonably request to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to NV Holdings copies of any notices and communications received by it with respect to the Stock Collateral), PROVIDED that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause
         (g) below;

                  (d) upon the acquisition after the date hereof by NV Holdings of any Equipment covered by a certificate of title or ownership, cause the Collateral Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Collateral Agent;

                  (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as may be necessary to reflect the security interests granted by this Agreement;

                  (f) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at NV Holdings' place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by NV Holdings with respect to the Collateral, all to the extent and in such manner as the Collateral Agent may reasonably request; and

                  (g) upon the occurrence and during the continuance of any Default, upon request of the Collateral Agent, promptly notify (and NV Holdings hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and



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         that any payments due or to become due in respect of such Collateral are to be made directly to the Securities Account.

                  4.02. OTHER FINANCING STATEMENTS AND LIENS. Without the prior written consent of the Collateral Agent, NV Holdings shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party.

                  4.03. PRESERVATION OF RIGHTS. The Collateral Agent shall not be required to take steps necessary to preserve any rights against third parties to any of the Collateral.

                  4.04. SPECIAL PROVISIONS RELATING TO STOCK COLLATERAL.

                  (a) So long as no Event of Default shall have occurred and be continuing, NV Holdings shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Note Purchase Agreement, the Notes or any other instrument or agreement referred to herein or therein, PROVIDED that NV Holdings agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of any Note Document or any other related instrument or agreement; and the Collateral Agent shall execute and deliver to NV Holdings or cause to be executed and delivered to NV Holdings all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as NV Holdings may reasonably request for the purpose of enabling NV Holdings to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.04(a).

                  (b) If any Account Notice Event shall have occurred, then so long as such Account Notice Event shall continue, and whether or not the Collateral Agent exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Note Purchase Agreement, the Notes or any other agreement relating to such Secured Obligation, to the extent not already delivered pursuant to Section 4.01, all dividends and other distributions on the Stock Collateral shall be paid directly to the Collateral Agent and deposited by it into the Securities Account subject to the terms of this Agreement, and, if the Collateral Agent shall so request in writing, NV Holdings agrees to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end.

                  4.05. EVENTS OF DEFAULT, ETC. Subject to the last sentence of this Section 4.05, during the period during which (i) with respect to moneys contained in the NV Holdings Checking Account and all cash dividends and cash proceeds of any of the Stock Collateral, an Account Notice Event shall have occurred and be continuing and (ii) with respect to all other Collateral, an Event of Default shall have occurred and be continuing:

                  (a) NV Holdings shall, at the request of the Collateral Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Collateral Agent and NV Holdings, designated in its request;

                  (b) the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (c) the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and NV Holdings agrees to take all such action as may be appropriate to give effect to such right);

                  (d) the Collateral Agent in its discretion may, in its name or in the name of NV Holdings or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (e) the Collateral Agent may, upon ten business days' prior written notice to NV Holdings of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of NV Holdings, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.05 shall be applied in accordance with Section 4.13 hereof.

                  4.06. REGISTRATION RIGHTS.

                  (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Stock Collateral, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Stock Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, NV Holdings will cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Stock Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Stock Collateral, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. NV Holdings agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) NV Holdings recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Stock Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. NV Holdings acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Stock Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                  (c) NV Holdings agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Stock Collateral pursuant to this
         Section 4.06 valid and binding and in compliance with any and all other applicable law. NV Holdings further agrees that a breach of any of the covenants contained in this Section 4.06 will cause irreparable injury to the Collateral Agent and the Holders, that the Collateral Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
         Section 4.06 shall be specifically enforceable against NV Holdings, and NV Holdings hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note Purchase Agreement.

                  4.07. DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Sections 4.05 or 4.06 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, NV Holdings shall remain liable for any deficiency; PROVIDED, HOWEVER, that the maximum liability of NV Holdings hereunder shall in no event exceed the amount of Secured Obligations which may be guaranteed by NV Holdings under applicable laws relating to the insolvency of debtors.

                  4.08. REMOVALS, ETC. Without at least 30 days' prior written notice to the Collateral Agent, NV Holdings shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath the signature of NV Holdings to the Note Purchase Agreement or at one of the locations identified in Annex 3 hereto or in transit from one of such locations to another, (ii) change its name, or the name under which it does business, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading and (iii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that identified in Annex 3.

                  4.09. MAINTENANCE OF INSURANCE.

                  (a) At any time NV Holdings holds Material amounts of Inventory and Equipment, NV Holdings shall maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment (including Motor Vehicles) against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Required Holders and (ii) insuring NV Holdings, the Collateral Agent and the Holders against liability for personal injury and property damage relating to such Inventory and Equipment (including Motor Vehicles), such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent and the Required Holders.

                  (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (ii) name the Collateral Agent as insured party or loss payee, (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Collateral Agent.

                  (c) NV Holdings shall deliver to the Collateral Agent and the Holders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of NV Holdings' audited annual financial statements and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

                  4.10. PAYMENT OF OBLIGATIONS. NV Holdings shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of NV Holdings and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Stock Collateral or any interest therein. In its reasonable discretion, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. NV Holdings agrees to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to NV Holdings to make any such expenditures, nor shall the making thereof relieve NV Holdings of any default.

         Notwithstanding anything to the contrary contained herein, NV Holdings shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by NV Holdings thereunder. The Collateral Agent shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent of any payment relating to any of the Collateral, nor shall the Collateral Agent be obligated in any manner to perform any of the obligations of NV Holdings under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping, and physical preservation of the Collateral in its possession, under the Uniform Commercial Code of the applicable jurisdiction or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

                  4.11. NOTICES. NV Holdings shall advise the Collateral Agent and the Holders promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Note Purchase Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

                  (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

                  4.12. PRIVATE SALE. The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 or 4.06 hereof conducted in a commercially reasonable manner. NV Holdings hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  4.13. APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent shall be applied by the Collateral Agent:

                  FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the fees and expenses of its agents and counsel and other professional advisors, and all expenses incurred and advances made by the Collateral Agent in connection therewith;

                  NEXT, to the payment in full of the Secured Obligations; and

                  FINALLY, to the payment to NV Holdings, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

         As used in this Section 4, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of NV Holdings or any issuer of or obligor on any of the Collateral.

                  4.14. ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of NV Holdings for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of NV Holdings representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  4.15. TERMINATION. When all Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of NV Holdings. The Collateral Agent shall also execute and deliver to NV Holdings upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by NV Holdings to effect the termination and release of the Liens on the Collateral.

                  4.16. FURTHER ASSURANCES. NV Holdings agrees that, from time to time it will execute and deliver such further documents and do such other acts and things as may be necessary or appropriate or as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  4.17. RELEASE OF MOTOR VEHICLES. So long as no Default shall have occurred and be continuing, upon the request of NV Holdings, the Collateral Agent shall execute and deliver to NV Holdings such instruments as NV Holdings shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any Motor Vehicle; PROVIDED that any such instruments shall be delivered, and the release effective only upon receipt by the Collateral Agent of a certificate from NV Holdings stating that the Motor

Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

                  4.18. RECEIPT OF CASH. Subject to Section 8.21(b) of the Note Purchase Agreement, NV Holdings shall immediately dividend or otherwise transfer all Cash or cash equivalents it receives to the Company.

                  4.19. SALE OF NEW VALLEY EQUITY INTERESTS. Other than in accordance with the Note Purchase Agreement, NV Holdings shall not sell any Equity Interests in New Valley.

                  4.20. CERTAIN COVENANTS.

                  (a) NV Holdings shall not incur any Indebtedness.

                  (b) The sole function of NV Holdings shall be to hold Equity Interests in New Valley, and NV Holdings shall not sell any Equity Interests in New Valley other than in accordance with the Note Purchase Agreement and this Agreement. NV Holdings shall not conduct any business activities other than to hold such Equity Interests, to make such payments and to conduct those incidental and customary activities required in order to oversee and manage its interests in New Valley.

                  (c) Except as contemplated in this Agreement, NV Holdings shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of its assets, including without limitation, the New Valley Assets, or any income or profits therefrom including any dividends and distributions received thereon or distributable with respect thereto, or interest therein.

                  (d) NV Holdings shall not make, directly or indirectly, any Investments in cash or by delivery of Property (x) in any Person, whether by the acquisition of Indebtedness or other obligation, security, or Equity Interest, or by loan, advance, extension of credit, or capital contribution, or otherwise, or (y) in any Property except
         (i) purchases of Equity Interests in New Valley so long as such Equity Interests shall be pledged hereunder, and (ii) Investments in Publicly-held Companies to the extent received as a result of any dividend in kind, distribution, spin off, split up, corporate reorganization, or similar transaction with respect to New Valley in which such Investment is received without the payment of further consideration by NV Holdings so long as such Investment is pledged hereunder.

                  (e) NV Holdings shall not (i) consolidate with or merge with or into any other Person, (ii) transfer (by lease, assignment, sale or otherwise) in a single transaction or through a series of transactions, all or substantially all of its properties and assets, as an entirety or substantially as an entirety, to another Person or group of Persons or (iii) adopt a Plan of Liquidation.

                  4.21. WAIVER OF SURETYSHIP DEFENSES. To the extent this Agreement is deemed a guarantee, the liability of NV Holdings hereunder shall be absolute, unconditional and irrevocable irrespective of, and without being lessened or limited by:

                  (a) the occurrence of any Event of Default under, or any lack of validity, legality or enforceability of any provision of any Note Document, or any other agreement or document;

                  (b) the failure of any Holder:

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Company or any other Person (including any other guarantor of the Secured Obligations) under the provisions of any Note Document, or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of or any other Person pledging collateral securing any of the Secured Obligations;

                  (c) any change in the time, manner or place of payment of, or in any term of, all or any of the Secured Obligations, or any other extension, compromise, indulgence or renewal of any Secured Obligation;

                  (d) any reduction, limitation, variation, impairment, discontinuance or termination of the Secured Obligations for any reason (other than by reason of any payment which is not required to be rescinded), including any claim of waiver, release, discharge, surrender, alteration or compromise, and shall not be subject to (and NV Holdings hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Secured Obligations or otherwise (other than by reason of any payment which is not required to be rescinded);

                  (e) any amendment to, rescission, waiver or other modification of, or any consent to any departure from, any of the terms of the Secured Obligations or any guarantees or security;

                  (f) any addition, exchange, release, discharge, realization or non-perfection of any collateral security in respect of the Secured Obligations;

                  (g) any amendment to, rescission, waiver or other modification of, or release or addition of, or consent to any departure from, any other guarantee held by the Holders as security for any of the Secured Obligations;

                  (h) the loss of or in respect of or the unenforceability of any other guarantee or other security which the Holders may now or hereafter hold in respect of the Secured Obligations, whether occasioned by the fault of the Holders or otherwise;

                  (i) any change in the name of the Company or in the constitutive documents, capital structure, capacity or constitution of the Company, the bankruptcy or insolvency of the Company, the sale of any or all of the Company's business or assets or the Company being consolidated, merged or amalgamated with any other Person;

                  (j) any failure on the part of the Company or any other Person to perform or comply with any term of the Note Purchase Agreement, the Notes, any of the Secured Obligations or any other agreement or document;

                  (k) any suit or other action brought by any beneficiaries or creditors of, or by, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of any Note Document, any of the Secured Obligations or any other agreement or document;

                  (l) any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

                  (m) any other circumstance (other than final and indefeasible payment in full) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, Brooke Holding, Vector, any other surety or guarantor.

                  4.22. RELEASE OF COLLATERAL. The security interest in any Collateral shall automatically and without any action by the Collateral Agent or the Holders be released upon any sale of such Collateral by NV Holdings pursuant to the terms of the Note Purchase Agreement and this Agreement.

                  Section 5. MISCELLANEOUS.

                  5.01. NO WAIVER. No failure on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  5.02. NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 19 of the Note Purchase Agreement (or, in the case of NV Holdings, at the address specified therein for the Company) and shall be deemed to have been given at the times specified in said Section 19.

                  5.03. AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by NV Holdings and the Collateral Agent in accordance with Section 18 of the Note Purchase Agreement. Any such amendment or waiver shall be binding upon the Collateral Agent, each holder of any of the Secured Obligations and NV Holdings.

                  5.04. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of NV Holdings, the Collateral Agent and each holder of any of the Secured Obligations (PROVIDED, however, that NV Holdings shall not assign or transfer its rights hereunder without the prior written consent of the Collateral Agent).

                  5.05. CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  5.06. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  5.07. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  5.08. AGENTS AND ATTORNEYS-IN-FACT. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  5.09. SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  5.10. ENVIRONMENTAL INDEMNIFICATION OF COLLATERAL AGENT AND HOLDERS. NV Holdings hereby agrees to indemnify the Collateral Agent and the Holders from, and hold the Collateral Agent and the Holders harmless against, any losses, liabilities, claims, damages or expenses arising under any

Environmental Law as a result of the past, present or future operations of NV Holdings or any of its Subsidiaries following the exercise by the Collateral Agent of any of its rights and remedies under this Agreement.

                  5.11. INTEGRATION. This Agreement and the other Note Documents represent the agreement of NV Holdings, the Collateral Agent and the Holders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Holder relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Note Documents.

                  5.12. ACKNOWLEDGEMENTS. NV Holdings hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Documents to which it is a party;

                  (b) neither the Collateral Agent nor any Holder has any fiduciary relationship with or duty to NV Holdings arising out of or in connection with this Agreement or any of the other Note Documents, and the relationship between NV Holdings, on the one hand, and the Collateral Agent and Holders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Note Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holders or among NV Holdings and the Holders.

                  5.13. ADDITIONAL SUBSIDIARIES. NV Holdings shall cause each new Subsidiary of NV Holdings to execute and deliver an acknowledgment and undertaking substantially in the form of the acknowledgments and undertakings attached hereto and to do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                    NEW VALLEY HOLDINGS, INC.



                                    By:   /s/ RICHARD J. LAMPEN
                                          -------------------------------------
                                          Name:     Richard J. Lampen
                                          Title:    Executive Vice President

                                    UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent

                                    By:   /s/ PATRICIA GALLAGHER
                                          -------------------------------------
                                          Name:     Patricia Gallagher
                                          Title:    Assistant Vice President

                         ACKNOWLEDGMENT AND UNDERTAKING


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, New Valley Corporation, a Delaware corporation ("NEW VALLEY") hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement dated as of May 14, 2001 and agrees as follows (with capitalized terms used and not otherwise defined below that are defined in such Pledge and Security Agreement having the meanings ascribed to such terms therein):

         1. New Valley will promptly note on its books the security interests granted under such Pledge and Security Agreement in the applicable Pledged Stock.

         2. New Valley hereby waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Stock Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent.

         3. New Valley agrees (a) to take all actions contemplated to be taken by it under the Pledge and Security Agreement, (b) to comply with all provisions thereof and (c) not to participate in any transaction that is inconsistent with its obligations hereunder or thereunder.

         The undersigned hereby represents and warrants that (a) the execution, delivery and performance of this Acknowledgment and Undertaking has been duly authorized by all necessary action on the part of the undersigned, (b) the undersigned has duly executed and delivered this Acknowledgment and Undertaking and (c) this Acknowledgment and Undertaking is its legal, valid and binding obligation, enforceable against the undersigned in accordance with its terms. This Acknowledgment and Undertaking shall be governed by, and construed in accordance with, the law of the State of New York.

         This Acknowledgment and Undertaking may not be terminated, revoked, amended or otherwise modified without the prior written consent of the Collateral Agent, which is an express third-party beneficiary hereof.

Dated:  May 14, 2001

                                         NEW VALLEY CORPORATION



                                         By:  /s/ RICHARD J. LAMPEN
                                              -------------------------------
                                              Name:  Richard J. Lampen
                                              Title: Executive Vice President

                                                                         ANNEX 1

                                  PLEDGED STOCK


ISSUER                        CERTIFICATE NOS.           REGISTERED OWNER            NUMBER OF SHARES
------                        ----------------           ----------------            ----------------
New Valley Corporation        NV 1709                    New Valley Holdings, Inc.   396,996 shares of common
                                                                                     stock, par value $.01
                                                                                     per share.

New Valley Corporation        NV 1711                    New Valley Holdings, Inc.   12,366,520 shares of
                                                                                     common stock, par value
                                                                                     $.01 per share.

New Valley Corporation        W 2095                     New Valley Holdings, Inc.   1,190,988 warrants to
                                                                                     purchase shares of
                                                                                     Common Stock, par value
                                                                                     $.01 per share.

New Valley Corporation        W 2097                     New Valley Holdings, Inc.   618,326 warrants to
                                                                                     purchase shares of
                                                                                     Common Stock, par value
                                                                                     $.01 per share.







                                                                         ANNEX 2

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         UNIFORM COMMERCIAL CODE FILINGS

                           Delaware Secretary of State
                           Florida Secretary of State

                          PATENT AND TRADEMARK FILINGS

                                      None.


                    ACTIONS WITH RESPECT TO STOCK COLLATERAL

Delivery to Collateral Agents of certificates representing Pledged Stock in the State of New York along with stock powers endorsed in blank.

                                  OTHER ACTIONS

                                                                         ANNEX 3

                             CHIEF EXECUTIVE OFFICE

                                LIST OF LOCATIONS


209 B Baynard Building
3411 Silverside Road
Wilmington, Delaware 19810

                                                                         ANNEX 4

                              INTELLECTUAL PROPERTY

         None.

                                                                         ANNEX 5

                                  INSTRUMENTS

         None.

                                                                         ANNEX 6

                                DEPOSIT ACCOUNTS


Account #01596321075 at Bank of America, N.A.